UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 31, 2006
THORATEC CORPORATION

(Exact name of registrant as specified in its charter)

California	1-8145	94-2340464

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6035 Stoneridge Drive
Pleasanton, California 94588

(Address of principal executive offices including zip code)
(925) 847-8600

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.
     On January 31, 2006, Thoratec Corporation (the “Company”) conducted an investment community conference call that was simultaneously webcast. The transcript from the conference call is attached hereto as Exhibit 99.1. In the conference call, the Company presented non-GAAP net income and non-GAAP net income per share, each a non-GAAP financial measure, for fiscal year 2005, fiscal year 2004, the fourth quarter of 2005, the fourth quarter of 2004. A reconciliation of these non-GAAP financial measures to GAAP income before income tax expense is included in the press release announcing the Company’s fiscal 2005 fourth quarter and year ended results, the text of which was filed as Exhibit 99.1 to the Current Report on Form 8-K filed on January 31, 2006, and is incorporated herein by reference.
Item 9.01   Financial Statements and Exhibits.
          (c)  Exhibits

Exhibit No.	Description

99.1	Transcript of January 31, 2006 conference call.

99.2	Press Release, dated January 31, 2006, regarding fiscal 2005 fourth quarter and year ended results.*
          * Filed as an Exhibit to the Company’s Form 8-K filed with the SEC on January 31, 2006, and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated as of February 6, 2006

THORATEC CORPORATION
By:	/s/ Gerhard F. Burbach
Gerhard F. Burbach
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of January 31, 2006 conference call.

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